UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2004
Date of Report (Date of earliest event reported)

MSX International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-49821	38-3323099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1950 Concept Drive, Warren, Michigan
(Address of principal executive offices)

48091
(Zip Code)

(248) 299-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

     On November 17, 2004, PricewaterhouseCoopers LLP (“PwC”) was dismissed as the independent registered public accounting firm of MSX International, Inc. (the “Company”). The decision to change independent registered public accounting firms and the appointment of the new independent registered public accounting firm (see below) was made by the Audit Committee of the Company’s Board of Directors. The reports of PwC on the Company’s financial statements as of and for the years ended December 28, 2003 and December 29, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 28, 2003 and December 29, 2002, and through November 17, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

     During the years ended December 28, 2003 and December 29, 2002, and through November 17, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     The Company has provided PwC with a copy of the above disclosures and requested PwC to furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of PwC’s response letter dated November 19, 2004 is attached as Exhibit 16.1 to this Form 8-K.

New independent registered public accounting firm

     The Company has engaged Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm, effective November 17, 2004.

     During the fiscal years ended December 28, 2003 and December 29, 2002, and through November 17, 2004, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

	16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 19, 2004 regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: November 19, 2004

MSX INTERNATIONAL, INC.

By:	/s/ Frederick K. Minturn
Frederick K. Minturn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 19, 2004 regarding change in certifying accountant.